Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AREM Pacific Corporation (the “Registrant”) on Form 10-K, as amended, for the year ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Xin Jin, President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	January 19, 2024	By:	/s/ Xin Jin
Xin Jin
President

Date:	January 19, 2024	By:	/s/ Xin Jin
Xin Jin
Chief Financial Officer